EXHIBIT 10.17

COMPENSATORY ARRANGEMENTS OF EXECUTIVE OFFICERS AND DIRECTORS

There has been no change to the compensatory arrangements with our executive officers or directors since the filing of our Form 10-K for the year ended 12/31/10.  Consequently, the information set forth in Exhibit 10.17 to that Form 10-K, File No. 000-22529, filed March 31, 2011 is incorporated herein by reference.